The Secure Investment Management (“SIM”) Funds

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

888.568.2341

SIM U.S. Core Managed Volatility Fund Class Z Shares (SIMUX)	SIM Global Equity Fund* Class Z Shares (SIMAX)
SIM Global Core Managed Volatility Fund Class Z Shares (SIMVX)	SIM Income Fund Class Z Shares (SIMZX)
SIM Global Moderate Managed Volatility Fund* Class Z Shares (SIMMX)

* The Fund has not commenced operations as of the date of this Prospectus.

Supplement dated July 15, 2019

to the Prospectus and Statement of Additional Information dated February 28, 2019

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Change in Co-Portfolio Managers of the SIM Funds

The prospectus (the “Prospectus”) dated February 28, 2019 of the SIM U.S. Core Managed Volatility Fund, the SIM Global Core Managed Volatility Fund, the SIM Global Moderate Managed Volatility Fund, the SIM Global Equity Fund and the SIM Income Fund (the “Funds”) is hereby amended to reflect a change in the portfolio managers of the Funds.

Prospectus

The disclosures under “Portfolio Managers” in the Fund Summary sections pertaining to each of the Funds are replaced with the following:

Portfolio Manager

Joshua D. Mellberg, Managing Member and Portfolio Manager of the Adviser, has served as a portfolio manager to the Fund since its inception.

The disclosures under “Management - The Portfolio Managers” are replaced with the following:

The Portfolio Managers

The Funds are managed on a day-to-day basis by Joshua D. Mellberg.

Mr. Mellberg is the President & Founder of the Adviser and its affiliate, JD Mellberg Financial. Mr. Mellberg first established the registered investment advisor firm in August 2006 as Joshua David Mellberg, LLC, and reorganized in 2012 as Secure Investment Management, LLC. He has provided investment advisory services since establishment.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Funds.

Statement of Additional Information

The disclosures under “Portfolio Managers” in the Statement of Additional Information are replaced with the following:

Portfolio Manager. As described in the prospectus, Mr. Joshua D. Mellberg serves as the Portfolio Manager responsible for the day-to-day investment management of the Funds. This section includes information about the Portfolio Manager, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

In addition to the Funds, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2019.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Joshua D. Mellberg	0	0	0	0	0	0	0

Conflicts of Interests. The Portfolio Manager’s management of "other accounts" may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Manager does not receive compensation that is based upon the pre- or after-tax performance of the Funds, any separate account strategy, partnership or any other commingled account, or any private account, or the value of the assets held by such entities. The Portfolio Manager does not receive any special or additional compensation from the Adviser for his service as Portfolio Manager. The Portfolio Manager receives a salary from the Adviser. In addition to a base salary, the Portfolio Manager may receive additional bonus compensation which is tied to the overall financial operating results of the Adviser.

Fund Shares Owned by the Portfolio Manager. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Funds as of February 28, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Joshua D. Mellberg	$10,001-$50,000

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE